/bullet/ 711 *SA1


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                            SHARE CLAS REDESIGNATION
                           EFFECTIVE JANUARY 1, 1999

                           Class A - Formerly Class I
                              Class B - New Class
                          Class C - Formerly Class II
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                         SUPPLEMENT DATED APRIL 1, 1999
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                       TEMPLETON DEVELOPING MARKETS TRUST
                                DATED MAY 1, 1998

The Statement of Additional Information is amended as follows:

I. As of January 1, 1999, the fund offers four classes of shares: Class A, Class B, Class C and Advisor Class. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class
       II. All references in the Statement of Additional Information to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

II. The first sentence of the second paragraph on the cover is revised to read:

       This SAI describes the fund's Class A, B and C shares.

III.  The following is added to the "Officers and Trustees" section:

       As of December 7, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the fund: approximately 32,145 Class A shares and 30,381 Advisor Class shares, or less than 1%, respectively, of the total outstanding Class A and Advisor Class shares of the fund.

IV. The first sentence in the section "Additional Information on Exchanging Shares," found under "How Do I Buy, Sell and Exchange Shares?", is replaced with the following:

       If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at Net Asset Value when paid.

V. The following is added to the section "Additional Information on Selling Shares," found under "How Do I Buy, Sell and Exchange Shares?":


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       The contingent deferred sales charge will generally be waived for redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the Securities Dealer of record waived its commission in connection with the purchase.

VI.    In the section "The Rule 12b-1 Plans," found under "The Fund's
       Underwriter,"

       (a) the first sentence is replaced with the following:

       Each class has a separate distribution or "Rule 12b-1" plan that was adopted pursuant to Rule 12b-1 of the 1940 Act.

       (b) the following paragraphs are added after the section "The Class I Plan":

       THE CLASS B PLAN. Under the Class B plan, the fund pays Distributors up to 0.75% per year of the class' average daily net assets, payable quarterly, to pay Distributors or others for providing distribution and related services and bearing certain expenses. All distribution expenses over this amount will be borne by those who have incurred them. The fund may also pay a servicing fee of up to 0.25% per year of the class' average daily net assets, payable quarterly. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

       The expenses relating to the Class B plan are also used to pay Distributors for advancing the commission costs to Securities Dealers with respect to the initial sale of Class B shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commission costs to Securities Dealers.

       (c) and the section "The Class I and Class II Plans" is renamed "The Class A, B and C Plans."

VII. The following performance figures are added under "How Does the Fund Measure Performance? - Total Return":

       The average annual total return for Class A for the one- and five- year periods ended June 30, 1998, and for the period from inception (October 17, 1991) through June 30, 1998, was -41.40%, 1.56% and 3.39%, respectively.

       The average annual total return for Class C for the one-year period ended June 30, 1998, and for the period from inception (May 1, 1995) through June 30, 1998, was -39.78% and -3.09%, respectively.

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       The cumulative total return for Class A for the one- and five-year periods ended June 30, 1998, and for the period from inception (October 17, 1991) through June 30, 1998, was -41.40%, 8.04% and 25.04%, respectively.

       The cumulative total return for Class C for the one-year period ended June 30, 1998, and for the period from inception (May 1, 1995) through June 30, 1998, was -39.78% and -9.44%, respectively.

VIII.  Under the section "Miscellaneous Information," the following is added:

       The Information Services & Technology division of Resources established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

       As of December 7, 1998, the principal shareholders of the Fund, beneficial or of record, were as follows:

       NAME AND ADDRESS                         SHARE AMOUNT        PERCENTAGE
       ------------------------------------------------------------------------
       ADVISOR CLASS

       FTTC TTEE For ValuSelect                1,041,052.939           9.85%
       Franklin Templeton 401k
       Attn: Trading
       P.O. Box 2438
       Rancho Cordova, CA 95741-2438

IX.    The following is added to the section "Financial Statements":

       The unaudited financial statements contained in the Semiannual Report to Shareholders of the fund, for the six-month period ended June 30, 1998, are incorporated herein by reference.

X. In the "Useful Terms and Definitions" section, the definitions of "Class I, Class II and Advisor Class" and "Offering Price" are replaced with the following:

       CLASS A, CLASS B, CLASS C AND ADVISOR CLASS - The fund offers four classes of shares, designated "Class A," "Class B," "Class C" and "Advisor Class." The four classes have proportionate interests in the


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       fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

       OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class A and 1% for Class C. There is no front-end sales charge for Class B. We calculate the offering price to two decimal places using standard rounding criteria.

                Please keep this supplement for future reference.